UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22933

(Investment Company Act file number)

Apollo Diversified Real Estate Fund

(Exact name of Registrant as specified in charter)

Apollo Global Management, Inc.

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

(212) 515-3200

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

Terminus 200

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – March 31, 2023

Item 1. Reports to Stockholders.

(a)

Apollo Diversified
Real Estate Fund

Semi-Annual Report

March 31, 2023

Effective May 2, 2022, Griffin Institutional Access® Real Estate Fund was renamed Apollo Diversified Real Estate Fund.

Table of Contents

Shareholder Letter	3
Portfolio Update	16
Schedule of Investments	18
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	39
Additional Information	49
Trustees and Officers	50
Service Providers	52
Privacy Notice	53

Dear Fellow Shareholders,

We are pleased to present the Apollo Diversified Real Estate Fund (the “Fund”)[1] semi-annual report. We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through March 31, 2023, the Fund’s load-waived Class A shares generated a(n)[2]:

•      Total cumulative return of 72.43% and a 6.42% annualized return.

•      Sharpe ratio of 1.25.

•      Standard deviation of 4.29%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.51%).

•      Alpha of 3.62%.

•      Beta of 0.16.

Randy I. Anderson, Ph.D., CRE Portfolio Manager, Apollo Diversified Real Estate Fund

U.S. economic growth moderated during the six months ended March 31, 2023, as the effects of restrictive monetary policy and global geopolitical events weighed on both consumers and corporate decision makers. Despite these headwinds, labor markets remained particularly resilient adding nearly 1.9 million jobs during the same period, ending the first quarter of 2023 with an unemployment rate of 3.5%, matching the lowest level seen in two decades.3 As a result of elevated inflation levels, the Federal Reserve (the “Fed”) continues to communicate and demonstrate its commitment to controlling the same. Additionally, recent developments in the banking sector are adding to the complexity of the macroeconomic environment. Moving forward, market participants will be focused on the path of Fed policy and its varying impacts on risk assets and the overall economy.

The Fund’s investment team has continued to focus on high quality, well-leased institutional properties located within top markets. Our research-based investment approach informs our sector positioning and, through this process, the investment team analyzes trends that we believe will drive demand for commercial real estate. Within a market environment characterized by heightened levels of uncertainty, a higher level of importance is placed on secular demand drivers – structural, long-term trends defined by evolving consumer behavior, demographic changes, or technological innovation. Secular demand may provide insulation or durability to the portfolio by positioning the Fund to benefit from trends that are less dependent on broad economic growth to effectuate a positive investment outcome. Commercial real estate sectors that benefit from secular growth trends comprise the Fund’s high-conviction sectors, which generally includes multifamily, industrial, and specialty (such as life sciences, and student housing) properties. As of April 3, 2023, these high-conviction sectors represented approximately 89% of the Fund’s private equity real estate portfolio.4

The industrial property type continued to exhibit strong operating fundamentals and remained exceptionally tight in Q1 2023 with a vacancy rate of just 3.4% nationally according to data from CBRE Econometric Advisors.5 Rental rate growth was also robust, increasing 12.5% year-over-year as of Q1 2023 based on data from CBRE Econometric Advisors.5 Consumer adoption of e-commerce continues to underpin logistics demand broadly. In order to service customer demand for quickly delivered goods purchased online, companies are expanding their logistics footprint to better protect inventory levels (moving to a “just-in-case” model) and assist in the diversification of product sourcing through either the utilization of multiple ports or the expansion of domestic manufacturing capabilities. Additionally, according to research from Prologis, U.S. warehouse development starts are forecasted to decline by 60% and drop to a seven-year low in 2023, extending the existing low vacancy environment leading to another year of expected double-digit rental rate growth.6

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com.

Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements.

The multifamily property type continued to benefit from healthy demand driven by secular demographic trends. As of Q1 2023, the multifamily property type had a national occupancy rate of 95.1% which is in line with the 15-year historical average national occupancy rate according to data from CBRE Econometric Advisors.5 Multifamily demand is expected to remain robust due to the structural housing shortage, strong job and wage growth, and new household formation moving forward. Elevated home prices coupled with mortgage rates at levels not seen in over two decades is continuing to be a barrier to homeownership, potentially bolstering demand for multifamily assets.

The specialty sector consists of specialized assets such as life sciences, healthcare, government buildings, and student housing, designed for a specific use and have differentiated supply and demand drivers. Life sciences properties, the largest component of the Fund’s specialty allocation, serve a variety of tenants from pharmaceutical, biotech, medical device, and genomics companies to contract research and manufacturing organizations. Life sciences assets are purpose-built to facilitate the advancement of healthcare and medicine aimed at supporting the quality of life and longevity of an aging population. According to data from Cushman & Wakefield, life sciences fundamentals remain strong with annual rental rates growing by double digits in nine of the 15 markets tracked in 2022.7 Student housing, the Fund’s second largest specialty allocation, continues to deliver record breaking operational performance with the backdrop of strong secular growth. Through March 2023, nearly 66% of student housing beds at the core 175 universities tracked by RealPage were pre-leased for the Fall 2023 academic year, the highest March pre-lease occupancy on record.8 Additionally, annual effective rent growth hit 9.7% in March 2023, the fourth consecutive month over 9%.8 Modern, well-amenitized student housing properties that are walking distance to campus will continue to benefit from the return to the in-person educational experience.

The retail sector continued to exhibit varying operating performance based on sub-type. Grocery-anchored centers showed continued strength, registering a tenth straight quarter of positive absorption, ending Q1 2023 above its long-term average with an all-time low availability rate of 6.8% according to data from CBRE Econometric Advisors.5 Malls and lifestyle centers remain more volatile particularly in secondary and tertiary markets. Retail completions are at historic lows, and lack of new supply may be supportive of fundamentals moving forward.

The traditional office sector has garnered increased headlines during the period as weakened demand and increased cost of capital have had an acute effect on office properties. It is important to note that the weakness within this sector is due to degradation in demand due to evolution in work habits. Given the relatively sound fundamentals across other sectors (industrial, multifamily, life sciences, student housing) we expect that dispersion across property sector returns may remain quite elevated moving forward.

The Fund’s ability to execute across all four quadrants of the commercial real estate investible universe – private equity, private debt, public equity, and public debt – allows the Fund’s investment team to source incremental risk-adjusted returns utilizing a tactical approach to portfolio construction within a relative value framework. Active management has driven attractive risk-adjusted returns with the Fund’s private real estate portfolio delivering 384 basis points of excess return relative to the NCREIF ODCE Index during the trailing one-year period ended March 31, 2023.9 The Fund’s structure allows for efficient allocation of capital across quadrants and sectors to take advantage of potentially attractive pricing dislocations and real estate fundamentals, which may prove to be a significant advantage within an evolving macroeconomic backdrop. As of March 31, 2023, publicly traded real estate investment trusts (REITs) are trading at significant discounts to net asset value (NAV) (83% Price/NAV).10 Over the last 25 years ended March 31, 2023, when REITs have been priced below 85% Price/NAV, they have delivered an average return of 29% over one year, and 54% over three years.11

Alternative assets, such as real estate, may serve as an essential tool within an investor’s mixed-asset portfolio across the economic cycle. We believe the potential benefits provided by alternatives, such as enhanced income, moderate volatility relative to the broader markets, and lower correlation, may play an important role in mixed-asset portfolios. The Fund’s investment team is focused on prudent portfolio construction fundamentals and enhanced risk management, prioritizing diversification across both property types and markets. The Fund provides exposure to over 4,000 properties representing a gross asset value of more than $287 billion as of April 3, 2023.4 This level of diversification may reduce the idiosyncratic risk associated with an individual property or market which may offer a more stabilized return profile for investors, particularly during periods of heightened volatility or economic uncertainty. Further, the Fund’s private equity real estate portfolio remains fundamentally healthy with low levels of leverage (30%) and high levels of occupancy (95%) as of April 3, 2023, demonstrating the strength of the underlying portfolio.4

Apollo Diversified Real Estate Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares, and none is expected to develop.

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

As always, the Fund’s investment team, along with the Fund’s underlying private fund partners, continues to work tirelessly to seek favorable risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction sectors, underlying diversification, and ability to take advantage of opportunities across both public and private markets may help deliver a differentiated return profile to our investors.

We thank you for your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager, Apollo Diversified Real Estate Fund

Portfolio Exposure as of April 3, 2023 (Unaudited)

Overall Portfolio Exposure

Private Real Estate Exposure[12]	70%
Cortland Growth and Income Fund	6.46%
Clarion Lion Properties Fund	5.65%
Clarion Lion Industrial Trust	4.72%
CBRE U.S. Logistics Partners	4.03%
Morgan Stanley Prime Property Fund	3.88%
Oaktree Real Estate Income Fund	3.57%
CBRE U.S. Core Partners	3.54%
Ventas Life Science and Healthcare Real Estate Fund	3.45%
TA Realty Core Property Fund	3.02%
Clarion Gables Multifamily Trust	3.00%
TA Realty Logistics Fund	2.90%
Dream U.S. Industrial Fund	2.46%
CA Student Living Income and Growth Fund	1.91%
Prologis Targeted U.S. Logistics Fund	1.88%
Manulife U.S. Real Estate Fund	1.47%
Stockbridge Smart Markets Fund	1.29%
Sentinel Real Estate Fund	1.12%
Affinius U.S. Government Building Fund[13]	0.77%
Prudential PRISA	0.69%
GWL U.S. Property Fund	0.67%
Heitman America Real Estate Trust	0.28%
BGO Diversified U.S. Property Trust	0.26%
UBS Trumbull Property Fund	0.23%
Private Real Estate Equity	57.25%
CBRE U.S. Credit Partners	2.21%
Third Point Private CRE Credit Fund[14]	2.09%
Brookfield Senior Mezzanine Real Estate Finance Fund	1.92%
JP Morgan U.S. Real Estate Core Mezzanine Debt Fund	1.78%
ARES Real Estate Enhanced Income Fund	1.51%
Heitman Core Real Estate Debt Income Trust	1.48%
CrossHarbor Strategic Debt Fund	0.92%
Voya Commercial Mortgage Lending Fund	0.78%
PGIM Real Estate U.S. Debt Fund	0.53%
Private Real Estate Debt	13.22%
Public Real Estate Exposure and Cash[15]	30%
Public Real Estate Equity	26.10%
Preferred Securities	1.87%
Mortgage-Backed Securities	0.82%
Cash and Short-Term Investments	0.74%

Portfolio Exposure as of 4/3/23

Past performance is not indicative of future results. Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

Private Fund Diversification as of April 3, 2023 (Unaudited)

Through its investment in private funds, Apollo Diversified Real Estate Fund offers immediate diversification by property sector, geography, and exposure to real estate equity and debt.

Private Real Estate Exposure: Geographic Diversification16

Property Sector	Percentage of Total Fund Assets	Percentage of Private Fund Assets[16]	Highlights[16]
Multifamily Private Real Estate Equity Private Real Estate Debt	25.35% 18.75% 6.60%	35.97% 26.60% 9.37%	777 apartment investments comprised of over 239,000 units diversified across high-growth markets.
Industrial Private Real Estate Equity Private Real Estate Debt	25.34% 24.09% 1.25%	35.96% 34.19% 1.77%	2,246 investments boasting over 726 million square feet of industrial assets including facilities that support the fast-growing e-commerce logistics industries.
Specialty Private Real Estate Equity Private Real Estate Debt	8.28% 8.11% 0.17%	11.74% 11.51% 0.23%	206 investments spanning over 27 million square feet of life sciences facilities, healthcare assets, and government offices, together with more than 27,000 student housing beds across the country.
Office Private Real Estate Equity Private Real Estate Debt	6.63% 3.51% 3.12%	9.41% 4.98% 4.43%	231 high-quality office investments in diverse, high-demand metropolitan areas representing over 94 fmillion square feet of space.
Retail Private Real Estate Equity Private Real Estate Debt	2.14% 1.61% 0.53%	3.04% 2.29% 0.75%	168 investments with more than 42 million square feet of retail space.
Other Private Real Estate Equity Private Real Estate Debt	1.89% 1.16% 0.73%	2.69% 1.65% 1.04%	371 investments comprised of self-storage facilities, parking garages, and land.
Hospitality Private Real Estate Equity Private Real Estate Debt	0.84% 0.02% 0.82%	1.19% 0.03% 1.16%	23 investments representing over 6,900 keys across the country.

Past performance is not indicative of future results. Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

Private Fund Summaries (Unaudited)

Affinius U.S. Government Building Fund[13] seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.
ARES Real Estate Enhanced Income Fund is an open-end real estate debt fund with a principal objective to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.
BGO Diversified U.S. Property Fund is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.
Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
CA Student Living Income and Growth Fund is an open-end private equity real estate fund that is focused exclusively on the student housing sector. The Fund aims to acquire institutional student housing properties at large public and private universities in the United States.
CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.
CBRE U.S. Credit Partners is an open-end private debt fund focused on generating current income by constructing a portfolio of first mortgage loans and subordinated debt secured by high-quality income-producing commercial real estate diversified by product type and geography.
CBRE U.S. Logistics Partners is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund aims to acquire modern, highly-functional, stabilized logistics assets located in major population and consumption centers while simultaneously implementing a build-to-core strategy capitalizing on major metro markets with favorable supply and demand dynamics.
Clarion Gables Multifamily Trust provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically-integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.
Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
Cortland Growth and Income Fund, a leading Southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.
CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.
Dream U.S. Industrial Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to acquire and develop a portfolio of high-quality and functional industrial assets in strategic markets throughout the United States. The Fund will target core and core-plus assets including bulk distribution, last-mile warehousing, business parks, and light industrial assets in secondary interior distribution markets with a primary focus on markets experiencing strong economic and demographic fundamentals.
GWL U.S. Property Fund is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. GWL U.S. Property Fund employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.
Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.
Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.

Holdings are subject to change without notice.

JP Morgan U.S. Real Estate Core Mezzanine Debt Fund pursues a disciplined, income-producing strategy achieved primarily by investing in a portfolio of real estate and real estate-related assets, consisting of mezzanine debt, B-notes, mortgages, and preferred equity investments. It focuses on the four primary property types including office, multifamily, industrial, and retail, owned and operated by experienced and financially capable sponsors with strong performance experience across investment cycles.
Manulife U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Manulife U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
Prologis Targeted U.S. Logistics Fund launched in 2004 as an open-ended, co-investment venture formed by Prologis to partner with institutional investors in acquiring, operating, and disposing of high-quality logistics facilities in key target markets across the U.S. The Fund seeks enhanced returns through actively managing, repositioning and renovating portfolio-owned assets.
PGIM Real Estate U.S. Debt Fund is an open-end debt fund that seeks to originate and service first mortgage and subordinate debt, fixed and floating rate loans, secured by stable income producing properties or properties exhibiting light transitional characteristics. PGIM Real Estate U.S. Debt Fund will focus on the four main property types in the top 30 MSAs and intends to provide secure income returns from investing in a low risk, low volatility portfolio of real estate debt, with a focus on capital preservation and stability of income.
Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.
TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.
TA Realty Logistics Fund is an open-end private equity real estate fund focused exclusively on the industrial sector. The Fund seeks to assemble a diversified portfolio of well-located logistics facilities in major distribution hubs and last-mile locations. The Fund targets mainly metropolitan areas of the United States that have population growth, economic growth, market economic diversity, supply constraints, liquidity, volatility, and relative yield necessary to create attractive long-term investment returns.
Third Point Private CRE Credit Fund[14] focuses primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. The Fund focuses on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.
UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality Core, institutional real estate assets.
Ventas Life Science and Healthcare Real Estate Fund is an open-ended investment vehicle formed by Ventas, Inc. to invest in high-quality healthcare properties, with a focus on the life science, medical office building, and seniors housing asset classes, in target markets primarily in the United States. The Fund’s primary objective is to generate attractive returns and cash flow with an emphasis on long-term capital growth through investment focused on the healthcare real estate sector.
Voya Commercial Mortgage Lending Fund is a perpetual life, open-ended, commercial mortgage debt fund. The Fund’s investment objective is to generate consistent current income with attractive risk-adjusted returns, while seeking to preserve capital through risk management of the portfolio of commercial mortgage loans and balance sheet management at the Fund level. The Fund will seek generally to achieve its investment objective by applying disciplined credit underwriting to identify and originate a diversified pool of commercial real estate loans located throughout the U.S., in primary, secondary and select tertiary markets.

Holdings are subject to change without notice.

Fund Sub-Advisers (Unaudited)

Aon Investments USA Inc.

Aon Investments USA Inc. (“Aon”), an Aon Company, provides research and advisory services to the portion of the Fund’s investment portfolio that is allocated to private real estate funds. Partnering with Aon, a global leader ($3.8 trillion in assets under advisement as of June 30, 2022) within the institutional advisory services space, provides Apollo Real Estate Fund Adviser with the same level of research and due diligence as the nation’s top endowments, universities and pension funds.

CenterSquare Investment Management LLC

CenterSquare Investment Management LLC (“CenterSquare”) manages the portion of the Fund’s investment portfolio that is allocated to public real estate securities. CenterSquare has been managing real estate securities portfolios since 1995, across multiple strategies and market cycles and had approximately $13 billion in real estate assets under management as of March 31, 2023.

Apollo Real Estate Fund Adviser, LLC along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

Glossary (Unaudited)

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

Risk Disclosures and Other Important Information (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was June 30, 2014. Per the Fund’s prospectus dated April 7, 2023, the total annual expense ratio is 1.98% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least February 1, 2024 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

The Fund is advised by Apollo Real Estate Fund Adviser, LLC (“AREFA”). AREFA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. AREFA is an indirect majority-owned subsidiary of Apollo Global Management, Inc. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management, Inc. and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

During the six months ending March 31, 2023, the Fund paid distributions of $150,826,730 to its investors, consisting of distributions of $59,741,865 paid and $91,084,865 that was reinvested through the Fund’s distribution reinvestment program.

During the six months ending March 31, 2023, the Fund recorded dividends and distributions from the Fund’s underlying investments totaling $140,149,998, and realized loss on its investments totaling $26,960,184, and fees and expenses of $59,620,150.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. The Fund’s most recent annualized distribution rate as of March 31, 2023 was 5.22%. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. Distributions paid may exceed and, from time to time, have exceeded the Fund’s total return less fees and expenses of the Fund during some periods due to changes in market conditions affecting components of the Fund’s total return, including unrealized appreciation. Please reference the performance table below to view the Fund’s historical returns. Additionally, the Fund’s performance can always be found on the Apollo Global Management, Inc. website (www.apollo.com). The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.2 There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/14	N/A	N/A	N/A
9/30/14	0.44%	1.65%	1.65%
12/31/14	2.11%	3.40%	5.10%
3/31/15	0.98%	2.28%	7.50%
6/30/15	-1.24%	0.06%	7.56%
9/30/15	1.13%	2.47%	10.21%
12/31/15	1.01%	2.34%	12.79%
3/31/16	1.00%	2.33%	15.42%
6/30/16	0.95%	2.28%	18.05%
9/30/16	-0.04%	1.28%	19.57%
12/31/16	-0.26%	1.05%	20.83%
3/31/17	-0.15%	1.17%	22.24%
6/30/17	0.26%	1.59%	24.18%
9/30/17	0.00%	1.32%	25.83%
12/31/17	0.90%	2.23%	28.64%
3/31/18	-0.97%	0.34%	29.08%
6/30/18	1.24%	2.58%	32.41%
9/30/18	0.11%	1.43%	34.31%
12/31/18	-1.04%	0.27%	34.67%
3/31/19	2.10%	3.45%	39.33%
6/30/19	0.15%	1.47%	41.38%
9/30/19	0.40%	1.73%	43.82%
12/31/19	-0.11%	1.21%	45.56%
3/31/20	-6.70%	-5.46%	37.61%
6/30/20	-2.63%	-1.34%	35.77%
9/30/20	0.00%	1.33%	37.57%
12/31/20	1.41%	2.76%	41.37%
3/31/21	2.07%	3.42%	46.20%
6/30/21	3.66%	5.04%	53.56%
9/30/21	3.15%	4.52%	60.51%
12/301/21	7.21%	8.62%	74.35%
3/31/21	2.85%	4.21%	81.69%
6/30/22	-0.92%	0.38%	82.39%
9/30/22	-3.80%	-2.53%	77.78%
12/31/22	-3.26%	-1.97%	74.28%
3/31/23	-2.36%	-1.06%	72.43%

1.	Effective May 2, 2022, Griffin Institutional Access® Real Estate Fund was renamed Apollo Diversified Real Estate Fund.
2.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance source: Morningstar Direct. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688. As of 3/31/23, the Fund’s load-waived, Class A share had a one-year return of -5.10% and a five-year annualized return of 5.96%, the S&P 500 Index had a one-year return of -7.73% and a five-year annualized return of 11.19%, and the Bloomberg U.S. Aggregate Bond Index had a one-year return of -4.78% and a five-year annualized return of 0.91%. Alpha and beta calculation benchmark: S&P 500. Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. There are limitations when comparing the Apollo Diversified Real Estate Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest-rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. Real estate securities and debt obligations may decline because of adverse developments affecting the real estate industry and real property values.
3.	Bureau of Labor Statistics; U.S. Department of Labor, Bloomberg.
4.	Fund holdings as of April 3, 2023. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
5.	CBRE Econometric Advisors.
6.	Prologis Research.
7.	Cushman & Wakefield.
8.	RealPage Market Analytics.
9.	Apollo Analysts, NCREIF-ODCE Net Index. Results for Q1 2023 are based on preliminary results and are subject to change without notice.
10.	BofA Securities.
11.	Apollo Analysts, CenterSquare, BofA Securities, Morningstar Direct. Past performance is not indicative of future results.
12.	Represents the Fund’s direct holdings in private funds in which the underlying holdings of each respective private fund generally consist of real estate-related interests that are not publicly traded. Holdings and allocations are subject to change without notice.
13.	Formerly known as USAA U.S. Government Building Fund.
14.	Formerly known as TCM CRE Credit Fund.
15.	Represents (i) the Fund’s direct holdings in publicly traded, real estate-related securities; (ii) the Fund’s holdings in private funds and registered investment companies in which the underlying holdings are generally publicly traded; and (iii) cash and short-term investments. Holdings and allocations are subject to change without notice.
16.	Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of real estate-related interests that are not publicly traded as of April 3, 2023. Underlying data and statistics of the Fund’s private real estate exposure generally as of December 31, 2022, however, in limited circumstances, data for certain private funds is as of the most recent quarter end. Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

Apollo Diversified Real Estate Fund	Portfolio Update

March 31, 2023 (Unaudited)

Performance (for the periods ended March 31, 2023)

	6 Month	1 Year	3 Year	5 Year	Since Inception	Inception Date
Apollo Diversified Real Estate Fund – A – With Load*	-9.10%	-12.25%	5.75%	4.70%	5.66%	6/30/14
Apollo Diversified Real Estate Fund – A – Without Load	-3.57%	-6.89%	7.86%	5.95%	6.38%	6/30/14
Apollo Diversified Real Estate Fund – C – With Load**	-4.94%	-8.62%	7.05%	5.16%	5.19%	8/7/15
Apollo Diversified Real Estate Fund – C – Without Load	-3.94%	-7.62%	7.05%	5.16%	5.19%	8/7/15
Apollo Diversified Real Estate Fund – I – NAV	-3.42%	-6.68%	8.13%	6.21%	6.24%	8/7/15
Apollo Diversified Real Estate Fund – M – NAV	-3.82%	-7.39%	7.32%	5.43%	5.42%	11/16/16
Apollo Diversified Real Estate Fund – L – With Load***	-7.78%	-11.07%	6.05%	4.79%	4.82%	4/24/17
Apollo Diversified Real Estate Fund – L – Without Load	-3.68%	-7.13%	7.59%	5.70%	5.58%	4/24/17
S&P 500® Total Return Index	15.63%	-7.73%	18.60%	11.19%	10.91%	6/30/14
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	0.91%	1.34%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollodiversifiedrealestatefund.com or by calling 888.926.2688. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect for Class A, Class C, Class I, Class L and Class M shares, at least until February 1, 2024, unless and until the Fund's Board of Trustees (the "Board”) approves its modification or termination. Per the Fund's most recent prospectus, the total expense ratio is 1.98%, 2.73%, 1.71%, 2.47%, and 2.21% for Class A, Class C, Class I, Class M and Class L, respectively. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

16	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Portfolio Update

March 31, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The most recent performance is available at www.apollodiversifiedrealestatefund.com or by calling 888.926.2688. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or sub-advisers.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	71.91%
Publicly Traded Securities	25.77%
Preferred Stocks	1.86%
Short Term Investments	0.13%
Other Assets in Excess of Liabilities	0.33%
Total	100.00%

Semi-Annual Report | March 31, 2023	17

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2023 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (97.68%)(a)

Private Investment Funds (71.91%)*
Ares Real Estate Enhanced Income Fund, L.P.	N/A	$92,791,536
BGO Diversified US Property Fund, L.P.	5,136	14,863,426
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	98,255,686
CA Student Living Income and Growth Fund	85,518	108,844,675
CBRE U.S. Core Partners, L.P.	113,110,048	207,920,428
CBRE U.S. Credit Partners, L.P.	116,158	125,410,338
CBRE U.S. Logistics Partners, L.P.	187,582,986	237,610,141
Clarion Gables Multifamily Trust, L.P.	101,807	179,728,438
Clarion Lion Industrial Trust, L.P.	69,222	281,001,457
Clarion Lion Properties Fund, L.P.	186,033	337,768,923
Cortland Growth and Income Fund, L.P.	236,433	338,300,779
CrossHarbor Strategic Debt Fund, L.P.	N/A	51,914,150
Dream U.S. Industrial Fund, L.P.	88,190	140,776,498
GWL U.S. Property Fund, L.P.	N/A	40,160,786
Heitman America Real Estate Trust, L.P.	11,138	15,948,594
Heitman Core Real Estate Debt Income Trust	94,305	88,518,588
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	973,095	101,776,393
Manulife U.S. Real Estate Fund, L.P.	46,710	82,585,564
Morgan Stanley Prime Property Fund	10,268	224,568,724
Oaktree Real Estate Income Fund, L.P.	N/A	203,242,182
PGIM Real Estate US Debt Fund, L.P.	21,538	30,327,710
Principal Real Estate Liquid Debt Fund, L.P.	2,176,607	46,725,279
PRISA, L.P.	17,363	39,160,770
Prologis Targeted U.S. Logistics Fund, L.P.	35,080	109,188,537
Sentinel Real Estate Fund, L.P.	514	64,226,273
Stockbridge Smart Markets Fund, L.P.	17,807	34,697,394
TA Realty Core Property Fund, L.P.	118,383	175,649,830
TA Realty Logistics Fund, L.P.	145,426	166,539,642
Third Point Private CRE Credit Fund L.P.(b)	118,668	118,140,320
UBS Trumbull Property Fund	1,187	12,261,501
USAA US Government Building Fund, LLC(c)	N/A	45,568,472
Ventas Life Science and Healthcare Real Estate Fund	153,749	197,666,920
Voya Commercial Mortgage Lending Fund, L.P.	N/A	51,893,265
		4,064,033,219
Publicly Traded Securities (25.77%)
Acadia Realty Trust	818,910	11,423,794
Agree Realty Corp.	525,880	36,080,627
Alexandria Real Estate Equities, Inc.	282,300	35,454,057
American Homes 4 Rent, Class A	551,190	17,334,925
Americold Realty Trust, Inc.	349,510	9,943,559
Apple Hospitality REIT, Inc.	426,220	6,614,934
AvalonBay Communities, Inc.	316,800	53,241,408
Boston Properties, Inc.	94,540	5,116,505
Brixmor Property Group, Inc.	1,189,190	25,591,369
Broadstone Net Lease, Inc., Class A	1,176,462	20,011,619
Camden Property Trust	85,440	8,957,530
Cousins Properties, Inc.	409,420	8,753,400
CubeSmart	330,060	15,255,373
DiamondRock Hospitality Co.	683,220	5,554,579
Digital Realty Trust, Inc.	641,630	63,078,645

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2023 (Unaudited)

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Douglas Emmett, Inc.	1,059,510	$13,063,758
Equinix, Inc.	115,344	83,167,638
Equity Residential	932,330	55,939,800
Essex Property Trust, Inc.	38,010	7,949,411
Extra Space Storage, Inc.	114,780	18,701,105
First Industrial Realty Trust, Inc.	785,810	41,805,092
Four Corners Property Trust, Inc.	346,132	9,297,106
Healthpeak Properties, Inc.	1,213,530	26,661,254
Highwoods Properties, Inc.	494,210	11,460,730
Host Hotels & Resorts, Inc.	987,090	16,277,114
Invitation Homes, Inc.	1,639,370	51,197,525
Kilroy Realty Corp.	539,940	17,494,056
Kimco Realty Corp.	359,370	7,018,496
Life Storage, Inc.	122,800	16,097,852
Medical Properties Trust, Inc.	1,915,104	15,742,155
Mid-America Apartment Communities, Inc.	107,830	16,286,643
Omega Healthcare Investors, Inc.	611,590	16,763,682
Outfront Media, Inc.	289,750	4,702,642
Park Hotels & Resorts, Inc.	604,999	7,477,788
Prologis, Inc.	1,246,961	155,583,324
Public Storage	275,550	83,254,677
Realty Income Corp.	1,129,410	71,514,241
Regency Centers Corp.	284,605	17,412,134
Retail Opportunity Investments Corp.	325,809	4,548,294
Rexford Industrial Realty, Inc.	321,490	19,176,878
RPT Realty	1,255,610	11,940,851
Sabra Health Care REIT, Inc.	810,120	9,316,380
SBA Communications Corp.	46,450	12,126,702
Simon Property Group, Inc.	414,710	46,435,079
Spirit Realty Capital, Inc.	327,940	13,065,130
Sun Communities, Inc.	339,788	47,869,333
UDR, Inc.	697,110	28,623,337
Urban Edge Properties	672,400	10,126,344
Ventas, Inc.	1,045,900	45,339,765
Veris Residential, Inc.	293,998	4,304,131
VICI Properties, Inc.	1,335,150	43,552,593
Welltower, Inc.	854,410	61,252,653
Xenia Hotels & Resorts, Inc.	898,270	11,758,354
		1,456,716,371

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,791,131,186)		5,520,749,590

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (1.86%)(d)
Agree Realty Corp., Series A	4.25%	125,000	2,200,000
American Homes 4 Rent, Series G	5.88%	52,046	1,223,602
American Homes 4 Rent, Series H	6.25%	243,098	5,904,850
Chatham Lodging Trust, Series A	6.63%	43,176	885,108
DiamondRock Hospitality Co., Series A	8.25%	168,000	4,371,360
Digital Realty Trust, Inc., Series J	5.25%	77,000	1,654,730

Semi-Annual Report | March 31, 2023	19

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2023 (Unaudited)

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
Digital Realty Trust, Inc., Series K	5.85%	191,200	$4,437,752
Digital Realty Trust, Inc., Series L	5.20%	68,500	1,472,750
DigitalBridge Group, Inc., Series I	7.15%	136,345	2,615,097
DigitalBridge Group, Inc., Series J	7.13%	47,000	882,660
EPR Properties, Series G	5.75%	149,000	2,494,260
Federal Realty Investment Trust, Series C	5.00%	170,000	3,615,900
Hersha Hospitality Trust, Series C	6.88%	141,000	2,707,200
Hersha Hospitality Trust, Series D	6.50%	75,200	1,459,632
Hudson Pacific Properties, Inc., Series C	4.75%	200,100	2,001,000
Kimco Realty Corp., Series L	5.13%	43,000	844,090
Kimco Realty Corp., Series M	5.25%	183,000	3,714,900
National Storage Affiliates Trust, Series A	6.00%	220,000	5,062,200
Pebblebrook Hotel Trust, Series E	6.38%	166,779	3,138,781
Pebblebrook Hotel Trust, Series F	6.30%	48,000	902,400
Pebblebrook Hotel Trust, Series G	6.38%	78,268	1,457,350
Pebblebrook Hotel Trust, Series H	5.70%	89,000	1,450,700
Public Storage, Series F	5.15%	49,000	1,174,530
Public Storage, Series G	5.05%	88,205	2,077,228
Public Storage, Series H	5.60%	100,000	2,545,000
Public Storage, Series J	4.70%	25,000	539,250
Public Storage, Series L	4.63%	165,000	3,448,500
Rexford Industrial Realty, Inc., Series B	5.88%	147,500	3,355,625
Rexford Industrial Realty, Inc., Series C	5.63%	108,975	2,371,285
Saul Centers, Inc., Series D	6.13%	125,000	2,686,250
Saul Centers, Inc., Series E	6.00%	76,146	1,686,634
Seritage Growth Properties, Series A	7.00%	5,766	133,079
SITE Centers Corp., Series A	6.38%	225,000	5,274,000
SL Green Realty Corp., Series I	6.50%	114,000	2,123,820
Spirit Realty Capital, Inc., Series A	6.00%	250,182	5,784,208
Summit Hotel Properties, Inc., Series E	6.25%	148,000	2,803,120
Summit Hotel Properties, Inc., Series F	5.88%	41,196	729,581
Sunstone Hotel Investors, Inc., Series H	6.13%	170,081	3,442,440
Sunstone Hotel Investors, Inc., Series I	5.70%	110,431	2,115,858
Urstadt Biddle Properties, Inc., Series H	6.25%	116,687	2,536,775
Urstadt Biddle Properties, Inc., Series K	5.88%	23,000	475,640
Vornado Realty Trust, Series L	5.40%	131,434	1,837,447
Vornado Realty Trust, Series M	5.25%	70,000	946,400
Vornado Realty Trust, Series N	5.25%	93,000	1,209,000
Vornado Realty Trust, Series O	4.45%	120,000	1,366,800

TOTAL PREFERRED STOCKS
(Cost $123,018,529)			105,158,792

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.13%)
MSILF Treasury Portfolio	4.60%	7,389,570	7,389,570

TOTAL SHORT TERM INVESTMENT
(Cost $7,389,570)			7,389,570

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2023 (Unaudited)

Value (Note 2)
TOTAL INVESTMENTS (99.67%)
(Cost $4,921,539,285)	$5,633,297,952

Other Assets In Excess of Liabilities (0.33%)	18,623,784
NET ASSETS (100.00%)	$5,651,921,736

(a)	A portion of these securities is held as collateral for the outstanding Lines of Credit. At March 31, 2023 collateral amounted to $4,851,972,049.

(b)	Effective March 31, 2023, TCM CRE Credit fund, L.P. changed its name to Third Point Private CRE Credit Fund L.P.

(c)	Effective April 1, 2023, USAA US Government Building Fund, LLC has changed its name to Affinius U.S. Government Building Fund.

(d)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:

Co.	-	Company
Corp.	-	Corporation
Inc.	-	Incorporated
LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust

Semi-Annual Report | March 31, 2023	21

Apollo Diversified Real Estate Fund	Schedule of Investments

March 31, 2023 (Unaudited)

*	Additional Information on Investments in Private Investment Funds:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitment as of March 31, 2023
$92,791,536	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	$0
14,863,426	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
98,255,686	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	0
108,844,675	CA Student Living Income and Growth Fund	Quarterly	90	0
207,920,428	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
125,410,338	CBRE U.S. Credit Partners, L.P.	Quarterly	60	0
237,610,141	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
179,728,438	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
281,001,457	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
337,768,923	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
338,300,779	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
51,914,150	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
140,776,498	Dream U.S. Industrial Fund, L.P.	Quarterly	60	35,000,000
40,160,786	GWL U.S. Property Fund, L.P.	Quarterly	90	0
15,948,594	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
88,518,588	Heitman Core Real Estate Debt Income Trust	Quarterly	90	0
101,776,393	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
82,585,564	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
224,568,724	Morgan Stanley Prime Property Fund	Quarterly	90	0
203,242,182	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
30,327,710	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	0
46,725,279	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
39,160,770	PRISA, L.P.	Quarterly	90	0
109,188,537	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
64,226,273	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
34,697,394	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	40,000,000
175,649,830	TA Realty Core Property Fund, L.P.	Quarterly	45	0
166,539,642	TA Realty Logistics Fund, L.P.	Quarterly	45	0
118,140,320	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
12,261,501	UBS Trumbull Property Fund	Quarterly	60	0
45,568,472	USAA US Government Building Fund, LLC	Quarterly	60	0
197,666,920	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000
51,893,265	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$4,064,033,219				$125,000,000

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statement of Assets and Liabilities

March 31, 2023 (Unaudited)

ASSETS
Investments, at fair value (Cost $4,921,539,285)	$5,633,297,952
Dividend receivable	22,475,975
Receivable for shares sold	5,885,294
Receivable for investments sold	4,146,191
Cash	1,727,034
Prepaid expenses and other assets	293,202
Total Assets	5,667,825,648
LIABILITIES
Payable for investment advisory fees (Note 3)	7,205,319
Payable for investments purchased	6,306,254
Payable for distribution fees (Note 3)	1,195,858
Payable for shareholder servicing fees (Note 3)	283,550
Payable for printing fees	210,380
Payable for administration fees (Note 3)	152,824
Payable for lines of credit interest (Note 6)	138,408
Payable for legal fees	135,235
Payable for shares redeemed	125,813
Payable for compliance service fees (Note 3)	43,482
Payable for custody fees	34,855
Payable for audit and tax fees	14,265
Payable for trustees' fees (Note 3)	2,087
Accrued expenses and other liabilities	55,582
Total Liabilities	15,903,912
NET ASSETS	$5,651,921,736
NET ASSETS CONSIST OF
Paid-in capital	$4,736,261,310
Total distributable earnings	915,660,426
NET ASSETS	$5,651,921,736
PRICING OF SHARES
Class A:
Net asset value	$27.17
Net assets	$710,812,513
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	26,164,131
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$28.83
Class C:
Net asset value and maximum offering price	$25.67
Net assets	$524,439,581
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,432,329
Class I:
Net asset value and maximum offering price	$27.70
Net assets	$3,008,232,044
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	108,609,993
Class M:
Net asset value and maximum offering price	$26.33
Net assets	$1,313,738,454
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	49,890,196
Class L:
Net asset value	$26.81
Net assets	$94,699,144
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,531,829
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$28.00

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	23

Apollo Diversified Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2023 (Unaudited)
INVESTMENT INCOME
Dividend Income	$140,149,998
Other income	70,220
Total Investment Income	140,220,218

EXPENSES
Investment advisory fees (Note 3)	43,874,808
Administration fees (Note 3)	872,484
Transfer agency fees (Note 3)	917,672
Shareholder servicing fees (Note 3):
Class A	913,484
Class C	691,512
Class L	120,035
Distribution fees (Note 3):
Class C	2,074,536
Class M	5,134,945
Class L	120,035
Credit facility interest expense (Note 6)	3,227,862
Reports to shareholders and printing fees	575,094
Legal fees	560,374
Compliance service fees (Note 3)	122,620
Insurance fees	102,330
Trustees' fees (Note 3)	101,795
State registration fees	85,010
Custody fees	64,908
Audit and tax fees	16,766
Other expenses	43,880
Total Expenses	59,620,150
Net Investment Income	80,600,068
Net realized loss on investments	(26,960,184)
Net change in unrealized depreciation on investments	(262,021,162)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(288,981,346)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(208,381,278)

See Notes to Financial Statements.

24	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$80,600,068	$59,736,075
Net realized gain/(loss) on investments and long-term capital gain distributions from investments	(26,960,184)	68,575,306
Net change in unrealized appreciation/(depreciation) on investments	(262,021,162)	319,325,681
Net Increase/(Decrease) in Net Assets Resulting from Operations	(208,381,278)	447,637,062
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(1,859,817)	(10,243,397)
From return of capital	(17,200,797)	(28,083,778)
Class C
From distributable earnings	(1,400,752)	(8,075,248)
From return of capital	(12,752,457)	(21,511,984)
Class I
From distributable earnings	(7,727,355)	(34,465,458)
From return of capital	(72,123,457)	(110,175,752)
Class M
From distributable earnings	(3,435,457)	(18,749,741)
From return of capital	(31,769,169)	(53,168,012)
Class L
From distributable earnings	(250,979)	(1,400,488)
From return of capital	(2,306,490)	(3,748,427)
Total Distributions to Shareholders	(150,826,730)	(289,622,285)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	33,159,827	131,483,791
Distributions reinvested	10,951,233	22,073,114
Shares redeemed	(40,164,821)	(59,176,876)
Exchanged out	(4,045,681)	(85,958,713)
Class C
Shares sold	14,431,969	80,426,769
Distributions reinvested	8,241,843	17,247,900
Shares redeemed	(23,892,326)	(44,422,937)
Exchanged out	(11,202,170)	(11,887,651)
Class I
Shares sold	277,807,610	1,153,636,274
Distributions reinvested	43,437,409	80,243,043
Shares redeemed	(274,030,243)	(224,476,290)
Exchanged in	20,875,672	99,867,186
Class M
Shares sold	18,323,528	256,674,116
Distributions reinvested	26,767,567	56,209,581
Shares redeemed	(69,765,406)	(56,967,573)
Exchanged out	(5,427,297)	(1,216,125)
Class L
Shares sold	4,216,668	11,705,859
Distributions reinvested	1,686,813	3,499,158
Shares redeemed	(5,504,857)	(5,725,254)
Exchanged out	(200,524)	(804,697)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	25,666,814	1,422,430,675
Net increase/(decrease) in net assets	(333,541,194)	1,580,445,452

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	25

Apollo Diversified Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
NET ASSETS:
Beginning of period	5,985,462,930	4,405,017,478
End of period	$5,651,921,736	$5,985,462,930
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	26,141,537	25,999,162
Shares sold	1,160,150	4,400,863
Distributions reinvested	396,422	749,773
Shares redeemed	(1,391,230)	(1,996,174)
Shares transferred out	(142,748)	(3,012,087)
Net increase in shares outstanding	22,594	142,375
Ending shares	26,164,131	26,141,537
Class C
Beginning shares	20,867,730	19,411,530
Shares sold	533,565	2,835,758
Distributions reinvested	315,278	615,826
Shares redeemed	(873,771)	(1,573,953)
Shares transferred out	(410,473)	(421,431)
Net increase/(decrease) in shares outstanding	(435,401)	1,456,200
Ending shares	20,432,329	20,867,730
Class I
Beginning shares	106,105,048	69,310,612
Shares sold	9,564,259	38,113,525
Distributions reinvested	1,543,039	2,677,065
Shares redeemed	(9,318,057)	(7,422,461)
Shares transferred in	715,704	3,426,307
Net increase in shares outstanding	2,504,945	36,794,436
Ending shares	108,609,993	106,105,048
Class M
Beginning shares	50,907,845	42,059,375
Shares sold	663,715	8,909,155
Distributions reinvested	998,718	1,960,600
Shares redeemed	(2,483,880)	(1,979,038)
Shares transferred out	(196,202)	(42,247)
Net increase/(decrease) in shares outstanding	(1,017,649)	8,848,470
Ending shares	49,890,196	50,907,845
Class L
Beginning shares	3,522,234	3,227,904
Shares sold	148,551	397,211
Distributions reinvested	61,818	120,172
Shares redeemed	(193,554)	(196,408)
Shares transferred out	(7,220)	(26,645)
Net increase in shares outstanding	9,595	294,330
Ending shares	3,531,829	3,522,234

See Notes to Financial Statements.

26	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2023 (Unaudited)
Operating Activities:
Net decrease in net assets resulting from operations	$(208,381,278)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(421,056,873)
Proceeds from sale of investments	643,335,669
Net purchases of short-term investments	(6,891,015)
Net realized loss on investments	26,960,184
Net change in unrealized depreciation on investments	262,021,162
Change in operating assets and liabilities:
Dividend receivables	(2,545,669)
Prepaid expenses and other assets	83,129
Payable for investment advisory fees	(272,222)
Payable for distribution fees	(83,230)
Payable for shareholder servicing fees	(15,296)
Payable for printing fees	(519,567)
Payable for administration fees	(4,802)
Payable for lines of credit interest	(568,115)
Payable for legal fees	(90,477)
Payable for compliance service fees	(77,027)
Payable for custody fees	(14,524)
Payable for audit and tax fees	(14,235)
Payable for trustees’ fees	2,087
Payable for transfer agent fees	(126,321)
Accrued expenses and other liabilities	(35,095)
Net cash provided by operating activities	291,706,485

Financing Activities:
Net cash paid on lines of credit	(172,750,000)
Proceeds from shares sold	349,812,645
Cost of shares redeemed	(413,231,840)
Distributions paid to shareholders	(59,741,865)
Net cash used in financing activities	(295,911,060)

Cash and cash equivalents, beginning of period	$5,931,609
Cash and cash equivalents, end of period	$1,727,034

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$91,804,865
Cash paid during the period for interest from bank borrowing:	$3,676,378

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	27

Apollo Diversified Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net asset value, beginning of period	$28.93		$27.67	$24.93	$27.36	$26.94	$26.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40		0.35	0.39	0.38	0.39	0.38
Net realized and unrealized gain/(loss)	(1.42)		2.47	3.74	(1.46)	1.46	1.32
Total from investment operations	(1.02)		2.82	4.13	(1.08)	1.85	1.70

DISTRIBUTIONS:
From net investment income	(0.06)		(0.04)	(0.15)	(0.36)	–	–
From net realized gain on investments	(0.01)		(0.39)	(0.19)	–	(0.54)	(0.20)
Return of capital	(0.67)		(1.13)	(1.05)	(0.99)	(0.89)	(1.21)
Total distributions(b)(c)	(0.74)		(1.56)	(1.39)	(1.35)	(1.43)	(1.41)

Net increase/(decrease) in net asset value	(1.76)		1.26	2.74	(2.43)	0.42	0.29
Net asset value, end of period	$27.17		$28.93	$27.67	$24.93	$27.36	$26.94
TOTAL RETURN(d)	(3.57)%		10.19%	17.00%	(3.96)%	7.05%	6.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$710,813		$756,171	$719,324	$735,511	$879,401	$714,880
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.98	%(f)	1.98%	1.97%	1.95%	1.94%	2.11%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.98	%(f)	1.98%	1.98%	1.97%	1.96%	2.11%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	2.82	%(f)	1.16%	1.48%	1.45%	1.43%	1.41%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.87	%(f)	1.87%	1.89%	1.89%	1.89%	1.91%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.87	%(f)	1.87%	1.90%	1.91%	1.91%	1.91%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	2.93	%(f)	1.27%	1.57%	1.53%	1.50%	1.61%
Portfolio turnover rate(h)	7%		19%	42%	51%	22%	15%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

28	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2023 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2022. Final characterization of the Fund’s 2023 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2023 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(d)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	29

Apollo Diversified Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net asset value, beginning of period	$27.44		$26.44	$24.00	$26.54	$26.33	$26.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.12	0.18	0.18	0.18	0.17
Net realized and unrealized gain/(loss)	(1.35)		2.36	3.59	(1.41)	1.42	1.31
Total from investment operations	(1.07)		2.48	3.77	(1.23)	1.60	1.48

DISTRIBUTIONS:
From net investment income	(0.06)		(0.03)	(0.13)	(0.35)	–	–
From net realized gain on investments	(0.01)		(0.39)	(0.19)	–	(0.52)	(0.20)
Return of capital	(0.63)		(1.06)	(1.01)	(0.96)	(0.87)	(1.19)
Total distributions(b)(c)	(0.70)		(1.48)	(1.33)	(1.31)	(1.39)	(1.39)

Net increase/(decrease) in net asset value	(1.77)		1.00	2.44	(2.54)	0.21	0.09
Net asset value, end of period	$25.67		$27.44	$26.44	$24.00	$26.54	$26.33
TOTAL RETURN(d)	(3.94)%		9.38%	16.13%	(4.68)%	6.24%	5.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$524,440		$572,528	$513,220	$499,225	$536,289	$470,711
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.73	%(f)	2.73%	2.72%	2.71%	2.70%	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.73	%(f)	2.73%	2.73%	2.72%	2.72%	2.86%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	2.06	%(f)	0.41%	0.72%	0.71%	0.68%	0.66%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.62	%(f)	2.62%	2.64%	2.65%	2.64%	2.66%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.62	%(f)	2.62%	2.65%	2.66%	2.66%	2.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	2.17	%(f)	0.52%	0.81%	0.78%	0.76%	0.86%
Portfolio turnover rate(h)	7%		19%	42%	51%	22%	15%

See Notes to Financial Statements.

30	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2023 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2022. Final characterization of the Fund’s 2023 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2023 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(d)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	31

Apollo Diversified Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net asset value, beginning of period	$29.45		$28.10	$25.25	$27.65	$27.16	$26.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44		0.44	0.46	0.45	0.46	0.45
Net realized and unrealized gain/(loss)	(1.44)		2.49	3.80	(1.48)	1.48	1.33
Total from investment operations	(1.00)		2.93	4.26	(1.03)	1.94	1.78

DISTRIBUTIONS:
From net investment income	(0.06)		(0.05)	(0.15)	(0.37)	–	–
From net realized gain on investments	(0.01)		(0.39)	(0.19)	–	(0.55)	(0.20)
Return of capital	(0.68)		(1.14)	(1.07)	(1.00)	(0.90)	(1.22)
Total distributions(b)(c)	(0.75)		(1.58)	(1.41)	(1.37)	(1.45)	(1.42)

Net increase/(decrease) in net asset value	(1.75)		1.35	2.85	(2.40)	0.49	0.36
Net asset value, end of period	$27.70		$29.45	$28.10	$25.25	$27.65	$27.16
TOTAL RETURN(d)	(3.42)%		10.45%	17.31%	(3.75)%	7.30%	6.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,008,232		$3,125,198	$1,947,652	$1,624,344	$1,473,477	$992,272
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.73	%(f)	1.71%	1.72%	1.71%	1.70%	1.86%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	1.73	%(f)	1.71%	1.73%	1.72%	1.71%	1.86%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	3.07	%(f)	1.45%	1.72%	1.71%	1.69%	1.67%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.62	%(f)	1.60%	1.65%	1.65%	1.65%	1.66%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.62	%(f)	1.60%	1.66%	1.66%	1.66%	1.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	3.18	%(f)	1.56%	1.80%	1.79%	1.76%	1.87%
Portfolio turnover rate(h)	7%		19%	42%	51%	22%	15%

See Notes to Financial Statements.

32	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2023 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2022. Final characterization of the Fund’s 2023 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2023 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.
(d)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	33

Apollo Diversified Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net asset value, beginning of period	$28.11		$27.02	$24.46	$26.98	$26.70	$26.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.20	0.25	0.25	0.26	0.25
Net realized and unrealized gain/(loss)	(1.39)		2.40	3.67	(1.44)	1.44	1.31
Total from investment operations	(1.07)		2.60	3.92	(1.19)	1.70	1.56

DISTRIBUTIONS:
From net investment income	(0.06)		(0.03)	(0.14)	(0.35)	–	–
From net realized gain on investments	(0.01)		(0.39)	(0.19)	–	(0.54)	(0.20)
Return of capital	(0.64)		(1.09)	(1.03)	(0.98)	(0.88)	(1.20)
Total distributions(b)(c)	(0.71)		(1.51)	(1.36)	(1.33)	(1.42)	(1.40)

Net increase/(decrease) in net asset value	(1.78)		1.09	2.56	(2.52)	0.28	0.16
Net asset value, end of period	$26.33		$28.11	$27.02	$24.46	$26.98	$26.70
TOTAL RETURN(d)	(3.82)%		9.64%	16.45%	(4.44)%	6.51%	6.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,313,738		$1,430,890	$1,136,373	$942,531	$807,774	$402,482
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.48	%(f)	2.47%	2.47%	2.46%	2.44%	2.58%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.48	%(f)	2.47%	2.47%	2.46%	2.44%	2.59%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	2.31	%(f)	0.67%	0.99%	0.98%	0.98%	0.94%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.37	%(f)	2.36%	2.40%	2.40%	2.39%	2.41%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.37	%(f)	2.36%	2.40%	2.40%	2.39%	2.41%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	2.42	%(f)	0.78%	1.06%	1.04%	1.03%	1.14%
Portfolio turnover rate(h)	7%		19%	42%	51%	22%	15%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

34	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2023 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2022. Final characterization of the Fund’s 2023 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2023 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are for the period indicated and have not been annualized for periods less than a year. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	35

Apollo Diversified Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net asset value, beginning of period	$28.58		$27.40	$24.74	$27.22	$26.87	$26.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36		0.27	0.32	0.31	0.33	0.32
Net realized and unrealized gain/(loss)	(1.40)		2.45	3.71	(1.45)	1.45	1.32
Total from investment operations	(1.04)		2.72	4.03	(1.14)	1.78	1.64

DISTRIBUTIONS:
From net investment income	(0.06)		(0.04)	(0.14)	(0.35)	–	–
From net realized gain on investments	(0.01)		(0.39)	(0.19)	–	(0.54)	(0.20)
Return of capital	(0.66)		(1.11)	(1.04)	(0.99)	(0.89)	(1.21)
Total distributions(b)(c)	(0.73)		(1.54)	(1.37)	(1.34)	(1.43)	(1.41)

Net increase/(decrease) in net asset value	(1.77)		1.18	2.66	(2.48)	0.35	0.23
Net asset value, end of period	$26.81		$28.58	$27.40	$24.74	$27.22	$26.87

TOTAL RETURN(d)	(3.68)%		9.93%	16.75%	(4.20)%	6.77%	6.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$94,699		$100,675	$88,449	$78,213	$100,151	$45,853
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.21	%(f)	2.21%	2.21%	2.20%	2.19%	2.34%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.21	%(f)	2.21%	2.21%	2.20%	2.19%	2.35%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	2.58	%(f)	0.93%	1.24%	1.19%	1.23%	1.19%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.37	%(f)	2.10%	2.13%	2.14%	2.14%	2.16%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.37	%(f)	2.10%	2.13%	2.14%	2.14%	2.16%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	2.42	%(f)	1.04%	1.32%	1.25%	1.28%	1.39%
Portfolio turnover rate(h)	7%		19%	42%	51%	22%	15%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

36	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2023 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2022. Final characterization of the Fund’s 2023 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2023 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are for the period indicated and have not been annualized for periods less than a year. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2023	37

Apollo Diversified Real Estate Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Information about the Fund's senior securities is shown in the following table:

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Lines of Credit Total Amount Outstanding (000's)	N/A	$172,750	$139,000	N/A	N/A	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	N/A	$35,648	$32,691	N/A	N/A	N/A

(a)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Lines of Credit Outstanding."

See Notes to Financial Statements.

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Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (the "Fund") is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (formerly, Griffin Capital Advisor, LLC) (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries ("Apollo"). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund's Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market including, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Semi-Annual Report | March 31, 2023	39

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC 820 allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described above and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

40	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. For the six months ended March 31, 2023, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of March 31, 2023:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$4,064,033,219
Publicly Traded Securities	1,456,716,371	–	–	1,456,716,371
Preferred Stocks	105,158,792	–	–	105,158,792
Short Term Investment	7,389,570	–	–	7,389,570
Total	$1,569,264,733	$–	$–	$5,633,297,952

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the six months ended March 31, 2023, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment Income – Interest income is accrued and recorded on a daily basis including income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying Real Estate Investment Trusts – Distributions made to the Fund by the underlying REITs in which the Fund invests may take several forms. Specifically, such distributions may be in the form of dividends, capital gains, and/or return of capital.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of March 31, 2023, the Fund had total Unfunded Commitments in the amount of $125,000,000.

Semi-Annual Report | March 31, 2023	41

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2023 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will remain in effect until February 1, 2024, unless and until the Trustees approve its modification or termination. The Fund does not anticipate that the Trustees will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may not be terminated by the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

The Adviser did not recoup any previously waived fees during the six months ended March 31, 2023, nor does it have a balance of recoupable expenses.

Sub-advisory services are provided to the Fund pursuant to agreements between the Adviser and both Aon Investments USA Inc. (“Aon”) and CenterSquare Investment Management LLC. (“CenterSquare” and collectively with Aon, the “Sub-Advisers”). Under the terms of the respective sub-advisory agreement, the Adviser compensates each Sub-Adviser based on a portion of the Fund’s average daily net assets which have been allocated to such Sub-Adviser to manage. Fees paid to each Sub-Adviser are not an expense of the Fund. The fee tables are as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Managed by CenterSquare
$0 - $50M	0.50%
$50 - $100M	0.45%
$100 - $150M	0.40%
Over $150M	0.35%

42	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Advised by Aon
$0 - $500M	0.15%
$500 - $750M	0.125%
$750M - $1B	0.10%
Over $1B	0.07%

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, n.a. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Fund’s Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the six months ended March 31, 2023, Class C, Class M and Class L shares incurred distribution fees of $2,074,536, $5,134,945 and $120,035, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the six months ended March 31, 2023, Class A, Class C and Class L shares incurred shareholder servicing fees of $913,484, $691,512 and $120,035, respectively.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

Officer and Trustee Compensation

Each Independent Trustee receives an annual retainer of $57,750, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2023 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$422,619,147	$644,006,370

Semi-Annual Report | March 31, 2023	43

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for the year ended September 30, 2022 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2022	$6,900,018	$66,034,313	$216,687,954

As of March 31, 2023, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$1,135,159,953	$(183,572,984)	$951,586,969	$4,681,710,984

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

6. LINES OF CREDIT

During the six months ended March 31, 2023, the Fund had secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”), Credit Suisse First Boston Ltd. ("Credit Suisse") and Bank of America N.A (“Bank of America”) subject to the limitations of the 1940 Act for borrowings.

During the six months ended March 31, 2023 borrowings under the BNP arrangement bore interest at OBFR plus 60 basis points at the time of borrowing. During the six months ended March 31, 2023, the Fund had outstanding borrowings for 158 days and incurred $1,952,887 of interest expense related to its outstanding borrowings under the BNP arrangement. For the 158 days during which the Fund had outstanding borrowings under the BNP arrangement, average borrowings were $100,258,861 and the average interest rate was 4.65%. As of March 31, 2023, there were no outstanding borrowings under the BNP arrangement.

Borrowings under the Credit Suisse arrangement bore interest at the three month LIBOR plus 205 basis points at the time of borrowing and an unused commitment fee rate equal to 59.8 basis points. The Credit Suisse arrangement was subject to a maximum commitment of $450,000,000 although the Fund had the ability to request an increase to the maximum commitment subject to certain conditions. On November 21, 2022, the Fund terminated its arrangement with Credit Suisse. During the period October 1, 2022 to November 21, 2022, the Fund had no outstanding borrowings and incurred no interest expense related to its outstanding borrowings under the Credit Suisse arrangement. The Fund incurred $381,225 of total unused commitment fees, which is included in the interest expense line item on the Statement of Operations. The Fund paid off all fees and no longer has any outstanding obligations under the Credit Suisse arrangement as of the termination date, November 21, 2022.

On November 21, 2022, the Fund entered into a borrowing arrangement with Bank of America. Borrowings under the Bank of America arrangement bear interest based on an applicable SOFR rate plus a spread of 205 basis points and an applicable SOFR adjustment. The Fund is also required to pay an unused commitment fee rate equal to 55 basis points per annum on any unused borrowings. The Bank of America arrangement is subject to a maximum commitment of $450,000,000 although the Fund may request an increase to the maximum commitment subject to certain conditions. During the period November 21, 2022 to March 31, 2023 the Fund had no outstanding borrowings and incurred no interest expense related to borrowings under the Bank of America arrangement. The Fund incurred $893,750 of total unused commitment fees, which is included in the interest expense line item on the Statement of Operations.

As collateral for outstanding borrowings, the Fund grants BNP and Bank of America a first position security interest in and lien on securities of any kind or description held by the Fund in each of the respective collateral accounts. As of March 31, 2023, the Fund had $4,851,972,049 of securities pledged as collateral to BNP and Bank of America.

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

7. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. If shareholders tender for repurchase more than the amount in a repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the amount in a repurchase offer, or if shareholders tender shares in an amount exceeding the amount in a repurchase offer plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase the shares on a pro rata basis. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended March 31, 2023, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the November 8, 2022 and February 7, 2023 Repurchase Request Deadlines were honored in their full amounts. The results of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 29, 2022	December 29, 2022
Repurchase Request Deadline	November 8, 2022	February 7, 2023
Repurchase Pricing Date	November 8, 2022	February 7, 2023
Amount Repurchased	$236,066,638	$177,291,015
Shares Repurchased	8,115,207	6,145,285

8. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Failure of Financial Institutions and Sustained Financial Market Illiquidity Risk – The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Inflation/Deflation Risk – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Semi-Annual Report | March 31, 2023	45

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

LIBOR Risk – Holding of certain of the Fund’s underlying investments may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity Risk – There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Pandemic Risk – The novel coronavirus COVID-19 continues to cause disruptions in the global economy and the financial markets. As the pandemic has evolved, the impact across countries and markets has varied based on the spread of the virus, regulation and public response. Further, the pandemic and the responses thereto have caused various disruptions to the global supply chain, affecting wide swaths of manufacturing, automotive and consumer goods, among other sectors. While the health and economic outlook may improve in the short-term in some markets, such improvements may be uncertain and short-lived due to the rise of potential new variants and increased cases and hospitalizations, as well as potential increased restrictions in the response thereto. Further, the negative economic consequences, including to the global supply chain, caused by the pandemic may be prolonged and take years to resolve, if ever. Further, issuers that operate in the hospitality, healthcare, travel and entertainment industries may continue to face adverse market conditions due to future restrictions, which could result in adverse performance and potentially bankruptcy. Further, the disruptions caused by the pandemic have contributed to the global and U.S. rise in inflation, which may further increase in the future. Changes in the nature of the pandemic, including any increases in virality and/or lethality, may have negative consequences for the Fund.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of March 31, 2023, the Fund had 99.56% of the value of its net assets invested within the real estate industry.

Semi-Annual Report | March 31, 2023	47

Apollo Diversified Real Estate Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

REIT Risk – Share prices of REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated March 30, 2023, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on May 9, 2023. Shareholder repurchase requests received by the Fund in good order by May 9, 2023 exceeded the number of shares subject to the Repurchase Offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 67% of the total number of shares tendered for repurchase by the Repurchase Deadline, which resulted in 10,658,387 shares being repurchased for $289,274,151.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Additional Information

March 31, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

Semi-Annual Report | March 31, 2023	49

Apollo Diversified Real Estate Fund	Trustees and Officers

March 31, 2023 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Birth Year	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick (1974)	Trustee Since 2014	Managing Director, BluWater Group (financial services firm), 2019 - present; Managing Director and Founder, Triloma Financial Group (private equity firm), 2013 - 2019.	1	Apollo Diversified Credit Fund, 2017 - 2022.
Robb Chapin (1962)	Trustee Since 2014	Chief Executive Officer and Co-Chief Investment Officer, Bridge Seniors Housing Fund Manager, LLC (real estate fund management), 2013 - present.	1	Apollo Diversified Credit Fund, 2017 - 2022; Bridge Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013 - present.
Ira Cohen (1959)	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015 - present; and Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005 - present.	1	Valued Advisers Trust (all series), 2010 - present; Angel Oak Credit Opportunities Term Trust, 2021 – present; Angel Oak Financial Strategies Income Term Trust, 2018 - present; Angel Oak Strategic Credit Fund, 2017 - present; and Angel Oak Funds Trust (for all of its series), 2014 – present; Apollo Diversified Credit Fund, 2017 – 2022; Angel Oak Dynamic Financial Strategies Income Term Trust, 2019 – 2022.

50	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Trustees and Officers

March 31, 2023 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Birth Year	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Randy Anderson (1968)	Chairman, Secretary and Trustee Since 2014 and President Since 2022	Partner, Apollo Global Management, Inc., 2022 – present; Chief Economist, Griffin Capital Company, LLC, 2014 - 2022; Chief Executive Officer, Griffin Capital Asset Management Company, LLC, 2021 - 2022; Chief Investment Officer, Griffin Capital Advisor, LLC, 2014 - 2022; Chief Investment Officer, Griffin Capital Credit Advisor, LLC, 2017 - 2022; President, Griffin Capital Asset Management Company, LLC, 2014 - 2022.	1	Co-Chief Executive Officer, Co- President and Director, Apollo Realty Income Solutions, Inc., 2022-present; Chairman, Secretary and Trustee, Apollo Diversified Credit Fund, 2017 - 2022.
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively. Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund and Apollo Tactical Income Fund since 2021, Controller 2017 to 2021. Treasurer and Chief Financial Officer of Apollo Diversified Credit Fund since 2022.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 to present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018 to present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023 to present; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Apollo Diversified Real Estate Fund.

Semi-Annual Report | March 31, 2023	51

Apollo Diversified Real Estate Fund	Service Providers

March 31, 2023 (Unaudited)

Investment Adviser

Apollo Real Estate Fund Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Advisers

Aon Investments USA Inc.

200 East Randolph Street, Suite 1500, Chicago, IL 60601

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

UMB Bank, n.a.

1010 Grand Blvd., Kansas City, Missouri 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310, Philadelphia, PA 19103

Legal Counsel

Greenberg Traurig, LLP

Terminus 200, 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

52	1.888.926.2688 | www.apollo.com

Apollo Diversified Real Estate Fund	Privacy Notice

March 31, 2023 (Unaudited)

DATA PRIVACY NOTICE

What Information Do We Have About You?

We may have collected your personal information in connection with your investment in Apollo Diversified Real Estate Fund. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

●	Calling (877) 864-4834; or

●	Writing us at the following address:

c/o: Apollo Diversified Real Estate Fund
9 West 57th Street, New York, NY 10019
Attn: Kristin Hester

The ability to opt out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Semi-Annual Report | March 31, 2023	53

APOLLO
Apollo Global Management, Inc.
18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC ("AGS") and Griffin Capital Securities, LLC ("GCS"), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo's capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2023 Apollo Diversified Real Estate Fund. All rights reserved.

GFC001548 | Exp. 05.31.24

RE-IU226650 (0523)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.
(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED REAL ESTATE FUND

By:	/s/ Randy Anderson
Randy Anderson
Chairman and President (Principal Executive Officer)

Date:	June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Randy Anderson
Randy Anderson
Chairman and President (Principal Executive Officer)

Date:	June 7, 2023

By (Signature and Title)

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 7, 2023